UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2019

FOSSIL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

901 S. Central Expressway
Richardson,	Texas	75080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 27, 2019, the Board of Directors (the “Board”) of Fossil Group, Inc. (the “Company”) adopted the Fossil Group, Inc. 2020 Cash Incentive Plan (the “Incentive Plan”).
The Incentive Plan provides for awards of cash incentive compensation that are payable upon satisfaction of specified performance goals over a specified performance period. The Compensation Committee of the Board (the “Compensation Committee”) will (i) determine the employees who are eligible to participate in the Incentive Plan, (ii) establish the performance goals and achievement levels for each participant and (iii) establish and certify the achievement of the performance goals. The Compensation Committee may, in the case of certain employees, authorize one or more officers of the Company to (i) determine the amount of incentive compensation payable to such employees in accordance with the terms of the Incentive Plan, (ii) establish performance goals for such employees, and certify whether, and to what extent, such performance goals were achieved for the applicable performance period and (iii) increase or reduce the incentive compensation payable to such employees, and authorize payment to such employees. Employees of the Company and its subsidiaries can be eligible to participate in the Incentive Plan.
The description above is qualified in its entirety by reference to the full text of the Incentive Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Document Description
10.1	Fossil Group, Inc. 2020 Cash Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2020

FOSSIL GROUP, INC.

	By:	/s/ JEFFREY N. BOYER
	Name:	Jeffrey N. Boyer
	Title:	Executive Vice President, Chief Financial Officer and Treasurer